Free Writing Prospectus

(To Prospectus dated February 10, 2009 and

the Prospectus Supplement dated March 1, 2010)

Filed Pursuant to Rule 433

Registration No. 333-145845

April 7, 2010

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Introduction to Structured Investments:

Structured Investments Background

US Structured Investments Market

Structured Investments have been available in the US market for more than 25 years. They’ve recently become more popular due to innovative features and increased investor awareness.

US Structured Investments New Issuance

$28bn $32bn $48bn $64bn $114bn $93bn

2003 2004 2005 2006 2007 2008

120bn 100bn 80bn 60bn 40bn 20bn

Sources: MTN-1, Structured Retail Products Database

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

US Structured Investments Market

Typical Investors in Structured Investments

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments:

Structured Investments Background

Typical Investors in Structured Investments

Money Managers

Pension Funds

Corporations

Bank Holding Companies

Insurance Companies

Family Offices

Registered Investment Advisors

Retail Individuals

Hedge Funds

Foundations & Endowments

High Net-Worth Individuals

Middle Market Institutions

Introduction to Structured Investments

Structured Investments Background

US Structured Investments Market

Typical Investors in Structured Investments

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Structured Investment Mechanics

Building Blocks of Structured Investments

Every structured investment can be different, but each is typically a combination of bonds and derivatives “ wrapped” into a note or certificate of deposit (CD). Notes have a defined maturity, of varying terms from three months to over ten years and others may be considerably longer – for example 15 to 30 years. This is important because investors need to hold the notes to maturity in order to enjoy certain benefits. If applicable, these benefits can include, but are not limited to principal protection or enhanced returns.

Bond + Derivative = Structured Investment

(Note or CD)

Not for distribution to end investors

Introduction to Structured

Investments

Structured Investments Background

Structured Investment Mechanics

Building Blocks of Structured Investments

Reference Assets

Reference Assets cont.

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Principal Protected Note

Capped Buffered

SUPERTRACKSM Note

Buffered SUPERTRACKSM

Note with leverage downside

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Introduction to Structured Investments:

Structured Investment Mechanics

Reference Assets

All structured investments provide returns based on the performance of one or more independently observable reference underlying, usually referred to as the reference asset.

Listed below are some potential asset classes that can be referenced to structured investments.

Asset Class	Examples
Equity	• Single Stocks / Baskets of Stocks • US and Global Indices • Bullish and Bearish plays
Funds	• Structured Investments Linked to Mutual Funds
Commodity	• Single Commodities / Baskets of Commodities • Commodity Indices • Oil, Gold, Coal, etc.
Foreign Exchange	• Single Currencies / Baskets of Currencies • BRIC, Latin America, Emerging Markets currencies
Inflation	• CPI-Linked Notes
Fixed Income	• Steepeners / Accrual Notes • Treasuries-linked Notes / LIBOR-linked Notes
Real Estate	• Property Derivatives, REIT-linked, PICs (Property Index Certificates)
Hybrid	• Combinations of Asset Classes in one instrument

Across All Asset Classes

- Introduction to Structured Investments
  - Structured Investments Background
  - Structured Investment Mechanics
    - Building Blocks of Structured Investments
    - Reference Assets
    - Reference Assets cont.
  - Potential Uses of Structured Investments
  - Select Risks of Structured Investments
  - Terminology
- Principal Protected Note
- Capped Buffered SUPERTRACK℠ Note
- Buffered SUPERTRACK℠ Note with leverage downside

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Done Internet

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Introduction to Structured Investments:

Structured Investment Mechanics

Reference Assets cont.

Equities - US Large Cap

S&P 500 S&P 500 Sectors S&P 1500 Russell 1000 Russell 1000 Growth / Value Russell 3000 Russell 3000 Growth / Value Nasdaq 100 DJIndustrial DJTMI

Equities - US Small Cap

S&P 600 S&P 600 Growth / Value Russell 2000 Russell 200 Growth / value Russell Micro Cap

Equities US Mid Cap

S&P 400 S&P 400 Growth / Value Russell Midcap

Equities - Non-US Developed

MSCI EAFE MSCI WORLD MSCI Europe MSCI single country indices TSX 60 Nikkei 225 Topix FTSE 100 AEX CAC 40 DAX DJEuro Storxx 50 Ibex 35 SMI MIB 30 ASX 200 NOX 350

Commodities

S&P GSCI plus sub-indices DJ-UBS Plus sub-indices RICI Plus sub - indices

Equities - Non-US Emerging

MSCI Emerging Markets MSCI single country indices China A50 FTSE Xinhua 25 Latibex Bovespa Hang seng H-Shares Kospi 200 Nifty SET 50 CECEEUR FTASE JGOLD MEXBOL Plus more

Real Estate

IPD RPX (Radar Logic) NCREIF

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Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Building Blocks of Structured Investments

Reference Assets

Reference Assets Cont.

Potential Uses of Structured Investments

Select Risks of Structured investments

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to structured investments:

Potential Uses of Structured Investments

Tailor Risk and Reward Characteristics

An Investor May have Specific risk and /or return objectives that he is trying to meet. For example, an investor may be saving for a specific purchase in the future and may want to protect his initial investment as well as having the opportunity for enhanced returns. A structured investment may provide a tailored risk and return profile that would meet his individual investment needs.

Not for distribution to end investors

Introduction to structured investments

Structured investments background

Structured investment mechanics

Potential uses of structured Investments

Tailor Risk and reward characteristics

Implement a Market View

Provide Access and Efficiency

Select Risks of Structured investments

Terminology

Principal protected Note

Capped Buffered SUPERTRACKSM note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Potential Uses of Structured Investments

Implement a Market View

If an investor has a particular view on the market, he may be able to capitalize on his view with a structured investment. For example an investor may believe a certain stock will only modestly appreciate. An investor can invest in a note that may provide enhanced returns if his view on the market is correct.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Tailor Risk and Reward Characteristics

Implement a Market View

Provide Access and Efficiency

Select Risks of Structured Investments

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Potential Uses of Structured Investments

Provide Access and Efficiency

Some Investment strategies or asset classes can be difficult to invest in because of regulatory or operational issues. For example it could be difficult for retail investors to invest directly in commodities because of regulations in investing in futures contracts. Structured investments may provide access and efficiency if added to a portfolio.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Tailor Risk and Reward Characteristics

Implement a Market View

Provide Access and Efficiency

Select Risks of Structured Investments

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEAR HERE]

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Introduction to Structured Investments:

Select Risks of Structured Investments

Principal Risk

Investors in structured investments are not the legal owners of the reference asset. This means that investors are not entitled to any dividends or other distributions of the reference asset. Also, investors will not have rights that an investor would otherwise have if he were the legal owner of the reference asset. Other selected risks of structured investments include:

If the structured investment does not include a principal protection feature, the investor may be exposed to all or a portion of the potential downside risk of the reference asset (subject to credit risk).

A principal protected investment does not provide protection on the invested principal prior to maturity (subject to credit risk).

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Select Risks of Structured Investments

Liquidity Risk

Structured investments may not be listed on any securities exchanges.

The issuer of structured investments is not obligated to create or continue any secondary market making activity and, if started, may discontinue such activity any time.

A lack of liquidity may cause the investor to experience a loss if the investment is not held to maturity.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments:

Select Risks of Structured Investments

Credit Risks

All payments associated with the structured investment are the senior unsubordinated debt obligations of the issuer.

An investor should be aware of the issuer’s credit rating before purchasing a structured investment (a credit rating is not a recommendation to buy).

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments:

Select Risks of Structured Investments

Structure Complexity

Structured investments may include multiple derivative instruments. Investors should be aware of all the instruments involved in the structure.

As an advisor, you should be aware of the behavior of each instrument inherent in a structure and be able to determine if the structure as a whole is suitable for any particular client.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments:

Select Risks of Structured Investments

Price Volatility

The value of a structured investments at maturity depends on the value of the reference asset, which may be highly volatile.

Leverage may magnify the volatility of structured investments and cause the performance of certain structured investments to experience more volatility than the reference asset.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments

Select Risks of Structured Investments

Opportunity Cost

Investors will lose access to invested principal for the term of the investments.

Investors may also forgo the “risk free rate of return” that could have been achieved had the principal been invested in other fixed income securities.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Considerations

Terminology

Principal Protected Note

Capped Buffered

SUPERTRACKSM Note

Buffered SUPERTRACKSM

Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments

Select Risks of Structured Investments

Tax Considerations

Tax considerations will vary depending on the type of structured investment.

Investors should consult their own tax advisor regarding the tax treatment of structured investments.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risk of Structured Investments

Principal Risk

Liquidity Risk

Credit Risk

Structure Complexity

Price Volatility

Opportunity Cost

Tax Consideration

Terminology

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Terminology

Derivatives

Derivatives are financial products that derive their value from the price of some other reference asset or index.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

References Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Introduction to Structured Investments:

Terminology

Reference Asset

Structured Investments typically derive their value from the performance of one or more assets, such as equities, currencies, commodities, interest rates or a combination of these. These are often called “reference assets.”

agram at maturity

Downside

Reference asset depricates over the life of the investment

Upside

Reference asset appreciates over the life of the investment and is above initial value at maturity

Investment has a positive return at maturity

Investment has a negative return at maturity

Investment Return

Direct investment in reference asset

Change in reference asset value

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACK SM Note

Buffered SUPERTRACK SM Note with leverage downside

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Introduction to Structured Investments:

Terminology

Wrapped (Wrapper)

A wrapper is a term used to describe the form in which a structured investment is sold. Typically structured investments wrappers are unsecured senior notes. Other types of wrappers include bank certificates of deposits (CDs).

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC]

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Introduction to Structured Investments:

Terminology

Secondary Markets

The secondary market is the financial market for trading of securities such as structured investments that have already been issued in an initial private placement or public offering.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC]

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Introduction to Structured Investments:

Terminology

Coupons

Some structured investments offer payments, called coupons, that may or may not be contingent upon the reference asset’s value. These coupons may be paid prior to maturity (e.g., quarterly, semi-annually) or only at maturity.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Terminology

Principal Protection

Subject to issuer credit risk, some structured investments are designed to pay back some or all of the invested capital (principal) at maturity. Depending on the features of the investment, a note may have full, partial, of buffered protection. An investor must hold the investment until maturity to enjoy any principal protection feature. In some structures the full initial principal is at risk. Principal protection generally offers less upside participation.

Payoff diagram at maturity

Investment Return

100% Principal Protection

Change in reference asset value

Payoff diagram at maturity

Buffered Protected

Buffered protected investments offer protection of principal invested up to a predetermined downside percentage, and

Principal Protected

Principal Protected investments offer 100% protection of principal invested (subject to issuer credit risk and if held to maturity).

If the reference asset declines over the life of the note investor will receive 100% of their principal at maturity.

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

Investment Return

100% Principal Protection

Change in reference asset value

Payoff diagram at maturity

Investment Return

Protection to certain level

Change in reference asset value

The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.

Not for distribution to end investors

(subject to issuer credit risk and if held to maturity).

If the reference asset declines over the life of the note investor will receive 100% of their principal at maturity.

Buffered Protected

Buffered protected investments offer protection of principal invested up to a predetermined downside percentage, and after that point, the investment participates in the downside risk on the reference asset.

If the reference asset declines over the life of the note investors will receive, depending on the value of the reference asset at maturity, 100% of the original principal amount invested, or an amount less than the original amount of their investment (assuming the reference asset has declined below the specified buffer level).

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Terminology

Participation

All structured investments provide returns based on the performance of a reference asset. Depending on the features of the particular structured investment, if a reference asset appreciates, a note may have full, partial or enhanced participation. The world “leveraged” is sometimes used synonymously with “enhanced.”

Payoff diagram at maturity

Investment Return

1-for-1 upside return

Full Participation on the upside

Change in reference asset value

Full Participation

The investment return increases or decreases at the same rate of the reference asset. The payout of the investment is exactly 1-for-1.

Payoff diagram at maturity

Partial Participation

The investment return increases or decreases at a rate that is slower than the rate of increase of the reference asset. The payoff of the investment has a less than 1-for-1 return.

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Selected Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

Investment Return

Less than 1-for-1 upside return

Partial Participation on the upside

Change in reference asset value

The investment return increases or decreases at a rate that is slower than the rate of increase of the reference asset. The payoff of the investment has a less than 1-for-1 return.

Payoff diagram at maturity

Investment Return

Greater than 1-for-1 upside return

Enhanced Participation on the upside

Change in reference asset value

Enhanced Participation

The investment return increases or decreases at a rate that is faster than the rate of increase of the reference asset. The payout of the investment has a greater than 1-for-1 return. The world “leveraged” is sometimes used synonymously with “enhanced.”

Note: Illustrations above include some type of principal protection, which is discussed here. Structures with leverage may or may not include principal protection as a feature.

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Introduction to Structured Investments:

Leveraged Return

If the investment return (payable at maturity) increases or decreases at the same rate as the value of the reference asset, then the payout is said to have a 1-for-1 return. If the investment return increases or decreases at a faster rate than that of the references asset, the return is said to be leveraged. The word “enhanced” is sometimes used synonymously with “leveraged.” Leveraged returns generally imply more risk.

Payoff diagram at maturity

Investment Return

1-for-1 upside return

Leveraged downside return

Change in reference asset value

Leveraged downside and Un-leveraged upside(1-for-1 upside)

Payoff diagram at maturity

Investment Return

Leveraged upside return

1-for-1 downside return

Change in reference asset value

Leveraged upside and Un-leveraged downside (1-for-1 downside)

Note: Illustrations above include some type of principal protection, which is discussed here. Structures with leverage may or may not include principal protection as a feature.

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (wrapper)

Secondary Markets

Coupons

Principal Protections

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

[GRAPHIC APPEARS HERE]

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Introduction to Structured Investments:

Terminology

Capped Returns

Some structured investments are designed to limit, or cap, the investment’s upside to a predefined maximum return. A cap typically provides for greater upside leverage than an otherwise identical but uncapped structure (as shown below).

agram at maturity

Payoff diagram at maturity

Investment Return

Capped upside

Change in reference asset value

Capped upside

Payoff diagram at maturity

Investment Return

Un-capped upside

Change in reference asset value

Un-capped upside

Not for distribution to end investors

Introduction to Structured Investments

Structured Investments Background

Structured Investment Mechanics

Potential Uses of Structured Investments

Select Risks of Structured Investments

Terminology

Derivatives

Reference Asset

Wrapped (Wrapper)

Secondary Markets

Coupons

Principal Protection

Participation

Leveraged Return

Capped Returns

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Principal Protected Note:

How It Works

Brief Overview

At maturity, 100% Principal Protected Notes return the original invested principal plus a portion of the reference asset’s appreciation, if any. Typically, these notes offer leveraged or enhanced participation in the reference asset, but they can also offer full or partial participation as well. Notes referencing interest rate products also are usually 100% principally protected.

Payoff diagram at maturity

Investment Return

Change in reference asset value

How the Structure Works

Protects 100% of invested principal if held to maturity, even if the reference asset declines in value

Provides additional return above the invested principal if the reference asset increases in value

Upside participation rate will likely be different across different notes (e.g., may have leveraged upside return)

Introduction to Structured Investments

Principal Protected Note

How It Works

Brief Overview

Potential Portfolio Application

Select Risk Considerations

Hypothetical Example

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.

Not for distribution to end investors

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Principal Protected Note:

How It Works

Potential Portfolio Application

Provides exposure to the reference asset with 100% principal protection if the note is held to maturity. Depending on the terms of the investment, the note may provide leveraged and unlimited (un-capped) exposure to the reference asset.

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

How It Works

Brief Overview

Potential Portfolio Application

Select Risk Considerations

Hypothetical Example

Capped Buffered SUPERTRACK SM Note

Buffered SUPERTRACK SM Note with leverage downside

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Principal Protected Note:

How It Works

Select Risk Considerations

If the reference asset does not increase in value at maturity, the investment will not pay any return above the invested principal.

Additional Risks

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

How It Works

Brief Overview

Potential Portfolio Application

Select Risk Considerations

Hypothetical Example

Capped Buffered SUPERTRACK SM Note

Buffered SUPERTRACK SM Note with leverage downside

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Principal Protected Note:

Hypothetical Example

Reference Asset Depreciates

With 100% principal protection, if over the life of the investment, the reference asset depreciates, then at maturity, the structured investment will return the full invested principal to the investor.

Principal Protected Note

Scenario 1 : Reference asset declines by 50%

Initial investments: $ 1000

Term Maturity: 4 year

Reference Asset : S&P 500 R Index

Participation Rate :105%

S&P 500 R Index down 50%

$1000

$500

$500 Investor still receives initial $1000 investment Due to principal protection feature

$1000 $800 $600 $400 $200

INITIAL INVESTMENT VALUE AT MATURITY

VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET

DOWNSIDE PROTECTION

Investor will receive initial investment at Maturity. This is due to principal protection.

Payoff diagram at maturity

Reference asset declines by 50% - The investor will receive initial investment at maturity.

Introduction to Structured Investments

Principal Protected Note

How It Works

Hypothetical Example

Reference Asset Depreciates

Reference Asset Appreciates

Capped Buffered SUPERTRACK SM Note

Buffered SUPERTRACK SM Note with leverage downside

Participation Rate: 105%

S&P 500® Index down 50%

$1000

$500

$500

Investor still receives initial $1000 investment

Due to principal protection feature

$1000 $800 $600 $400 $200

INITIAL INVESTMENT

VALUE AT MATURITY

VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET

DOWNSIDE PROTECTION

Investor will receive initial investment at Maturity. This is due to principal protection.

Payoff diagram at maturity

Reference asset declines by 50% - The investor will receive initial investment at maturity.

Investment Return

Change in reference asset value

Not for distribution to end investors

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

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Principal Protected Note:

Hypothetical Example

Introduction to Structured Investments
Principal Protected Note
How It Works
Hypothetical Example
Reference Asset Depreciates
Reference Asset Appreciates
Capped Buffered SUPERTRACK℠ Note
Buffered SUPERTRACK℠ Note with leverage downside

Reference Asset Appreciates

If, over the valuation period, the reference asset appreciates, then the value of the structured investment will increase at the upside participation rate, which may be greater than, less than, or equal to the appreciation of the reference asset.

Principal Protected Note

Scenario 2: Reference asset appreciates by 50%

Initial Investment: **$1000**
Term Maturity: **4 year**
Reference Asset: **S&P 500® Index**
Participation Rate: **105%**


S&P 500® Index up 50%
$25
$1500
$1000
Investor receives $1525
Due to enhanced return (leverage) feature
$1750
$1250
$1000
$750
$250
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
ENHANCED (LEVERAGED) RETURN

Investor will receive $1,525 at maturity. This is due to enhanced return (leverage) feature.

Payoff diagram at maturity



Reference asset appreciates by 50% - The investor will receive a return that is greater than a direct investment in the reference asset.

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Participation Rate: 105%

S&P 500® Index up 50%

INITIAL INVESTMENTS $1000

VALUE AT MATURITY $25 $1500

Investor receives $1525

Due to enhanced return (leverage) feature

$1750

$1250

$1000

$750

$250

VALUE OF DIRECT INVESTMENTS IN REFERENCE ASSET

ENHANCED (LEVERAGE) RETURN

Investor will $1,525 at maturity. This is due to enhanced return (leverage) feature.

Payoff diagram at maturity

Investment Return

Change in reference asset value

Reference asset appreciates by 50% - The investor will receive a return that is greater than a direct investment in the reference asset.

Not for disturbed to end investors

Capped Buffered SUPERTRACTSM Note

Buffered SUPERTRACTSM Note with leverage downside

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Capped Buffered SUPERTRACK℠ Note:

How It Works

Brief overview

A Capped Buffered SUPERTRACK℠ Note offers some level of downside protection as well as the opportunity for upside participation. On the downside, the note is not fully protected and an investor could lose part of his initial investment. On the upside, the note typically limits an investor's maximum gain as there is usually a cap.



Payoff diagram at maturity
Investment Return
Change in reference asset value

How the Structure Works

- Buffered protection if held to maturity
- If reference asset declines more than buffer level investment would lose 1.00% for every 1.00% decrease in the reference asset.
- Provides leveraged upside return below the cap
- Typically referenced to equities or commodities

Introduction to Structured Investments
Principal Protected Note
Capped Buffered SUPERTRACK℠ Note
How It Works
Brief overview
Potential Portfolio Applications
Select Risk Considerations
Hypothetical Example
Buffered SUPERTRACK℠ Note with leverage downside

Not for distribution to end investors

Internet

BARCLAYS CAPITAL

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Capped Buffered SUPERTRACK℠ Note:

How It Works

Potential Portfolio Applications

A Buffered Return Enhanced Note provides exposure to the reference asset with buffered protection. The note may provide leveraged upside returns in a market that is moderately rising or range-bound (below the cap).

Not for distribution to end investors

- Introduction to Structured Investments
- Principal Protected Note
- Capped Buffered SUPERTRACK℠ Note
- How It Works
  - Brief overview
  - Potential Portfolio Applications
  - Select Risk Considerations
- Hypothetical Example
- Buffered SUPERTRACK℠ Note with leverage downside

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Capped Buffered SUPERTRACKSM Note:

How It Works

Select Risk Considerations

If the reference asset declines in value to below the pre-determined level, the investor will lose a portion of invested principal. Also, if the reference asset increases in value beyond a pre-determined level, an investor will forgo any gains beyond the capped return.

Additional Risks.

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

How It Works

Brief overview

Potential Portfolio Applications

Select Risk Considerations

Hypothetical Example

Buffered SUPERTRACKSM Note with leverage downside

Reference Asset Depreciates

Initial Investment $1000

Term to Maturity 4 years

Underlying S&P 500 index®

Upside participation rate (up to cap) 200%

Maximum return (due to upside cap) 30%

Buffer level 30%

Reference asset declines below level of protection

If, over the life of the investment, the reference asset depreciates below the pre-specified protection level (“buffer”), then the structured investment participates 1-for-1 in the downside, or in other words, has the same rate of decline as the reference asset. This means that the maximum capital at risk is a predetermined percentage of principal.

Payoff diagram at maturity

1-for-1 downside

30% 0% -30%

Investment Return

Change in reference asset value

Scenario 1: Reference asset declines by more than 30%

In this hypothetical scenario, the buffered level is 30%. This means that at maturity if the reference asset declines more than 30%, an investor would lose 1.00% for every 1.00% decrease in the reference asset. The maximum the investor can lose is 70%, the difference between the initial investment and the level of protection.

Reference asset declines in value, but does not decline below level of protection

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

How It Works

Hypothetical Example

Reference Asset Depreciates

Reference Asset Appreciates

Buffered SUPERTRACKSM Note with leverage downside

http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer

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Capped Buffered SUPERTRACK℠ Note:

Hypothetical Example

- Introduction to Structured Investments
- Principal Protected Note
- Capped Buffered SUPERTRACK℠ Note
  - How It Works
  - Hypothetical Example
    - Reference Asset Depreciates
    - Reference Asset Appreciates
- Buffered SUPERTRACK℠ Note with leverage downside

Reference Asset Depreciates

Initial Investment	$1000
Term to Maturity	4 years
Underlying	S&P 500 Index®
Upside participation rate (up to cap)	200%
Maximum return (due to upside cap)	30%
Buffer Level	30%

Reference asset declines below level of protection

If, over the life of the investment, the reference asset depreciates below the pre-specified protection level ("buffer"), then the structured investment participates 1-for-1 in the downside, or in other words, has the same rate of decline as the reference asset. This means that the maximum capital at risk is a predetermined percentage of principal.


Payoff diagram at maturity
Investment Return
30%
0%
-30%
1-for-1 downside
Change in reference asset value

Scenario 1: Reference asset declines by more than 30%

In this hypothetical scenario, the buffered level is 30%. This means that at maturity if the reference asset declines more than 30%, an investor would lose 1.00% for every 1.00% decrease in the reference asset. The maximum the investor can lose is 70%, the difference between the initial investment and the level of protection.

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Investment Return

30%

0%

-30%

1-for-1 downside

Reference asset declines in value, but does not decline below level of protection

If, over the life of the investment, the reference asset depreciates, but does not depreciate below the pre-specified protection level (“buffer”), then the payoff of the structured investment is equal to the initial principal invested.

Investment Return

0%

-30%

0%

Principal protection

Change in reference asset value

Not for distribution to end investors

By more than 30%

In this hypothetical scenario, the buffered level is 30%. This means that at maturity if the reference asset declines more than 30%, an investor would lose 1.00% for every 1.00% decrease in the reference asset. The maximum the investor can lose is 70%, the difference between the initial investment and the level of protection.

Scenario 2: Reference asset declines, but declines less than 30%

In this hypothetical scenario, the downside buffer is 30%. This means that as long as the reference asset does not decline more than 30%, an investor will receive 100% protection on his original investment at maturiy.

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Capped Buffered SUPERTRACK℠ Note:

Hypothetical Example

Reference Asset Appreciates

Initial Investment	$1000
Term to Maturity	4 years
Underlying	S&P 500 Index®
Upside participation rate (up to cap)	200%
Maximum return (due to upside cap)	30%
Buffer Level	30%

Reference asset appreciated, but stays below the level of the upside cap

If, over the life of the investment, the reference asset appreciates modestly but less than the cap, then the structured investment will provide leveraged upside return. This means that the investment return increases or decreases at a faster rate than that of the reference asset. In this instance, the maximum return of the investment will be limited because of an upside cap.


Payoff diagram at maturity
Investment Return
30%
0%
Leveraged upside
0%
15%
Change in reference asset value

Scenario 3: Reference asset appreciates by less than 15%

In this hypothetical scenario, the upside participation rate is 200% below the cap. This means that if the reference asset appreciates over the life of the investment, an investor would gain 2.00% for every 1.00% increase in the reference asset. The maximum return for this note will be 30% due to a cap on the upside.

Introduction to Structured Investments
Principal Protected Note
Capped Buffered SUPERTRACK℠ Note
How It Works
Hypothetical Example
Reference Asset Depreciates
Reference Asset Appreciates
Buffered SUPERTRACK℠ Note with leverage downside

Done
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[GRAPHIC APPEARS HERE]

Payoff diagram at maturity

Investment Return

Change in reference asset value

0%

0%

30%

15%

Leveraged Upside

Appreciates by less than 15%

In this hypothetical scenario, the upside participation rate is 200% below the cap. This means that if the reference asset appreciates over the life of the investment, an investor would gain 2.00% for every 1.00% increase in the reference asset. The maximum return for this note will be 30% due to a cap on the upside.

Reference asset appreciates by more than the upside cap

Some structured investments are designed to limit, or cap, the investment’s upside to a pre-defined, maximum return. A cap typically provides for greater upside leverage than an otherwise identical but uncapped structure.

Payoff diagram at maturity

Investment Return

Change in reference asset value

0%

0%

30%

15%

Upside Cap

Scenario 4: Reference asset appreciates by more that 15%

In this hypothetical scenario the maximum return is 30% and the upside participation rate is 200%. If the reference asset appreciates more than 15% at maturity, the investor would forgo any return in excess of 30%.

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Buffered SUPERTRACKSM Note with leverage downside:

How It Works

Brief Overview

A Buffered SUPERTRACKSM Note with leverage downside offers some level of downside protection as well as the opportunity for upside participation. On the downside, the note is not fully protected and an investor could lose all or part of his initial investment. On the upside, the note typically has a leveraged upside with no cap.

Payoff diagram at maturity

Investment Return

Change in reference asset value

How the Structure Works

Buffered protection if held to maturity

If reference asset declines more than buffer level investment has leveraged downside return

May have leveraged downside return

Typically reference to equities to commodities

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

How It Works

Brief Overview

Potential Portfolio Applications

Select Risk Considerations

Hypothetical Example

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Buffered SUPERTRACKSM Note with leverage downside:

How It Works

Potential Portfolio Applications

Provides exposure to the reference asset with some degree of principal protection. The note may provide unlimited (un-capped) leveraged upside return.

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

How It Works

Brief Overview

Potential Portfolio Applications

Select Risk Considerations

Hypothetical Example

[GRAPHIC APPEARS HERE]

BARCLAYS CAPITAL

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Buffered SUPERTRACKSM Note with leverage downside:

How It Works

Select Risk Considerations

If the reference asset declines in value to below the pre-determined level, the investor will lose a portion of invested principal.

Additional Risks.

Not for distribution to end investors

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

How it works

Brief Overview

Potential Portfolio Applications

Select Risk Considerations

Hypothetical Example

[GRAPHIC APPEARS HERE]

BARCLAYS CAPITAL

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Buffered SUPERTRACKSM Note with leverage downside:

Hypothetical Example

Reference Asset Depreciates

Initial Investment $1000

Term to Maturity 2 Years

Underlying S&P 500® Index

Upside Participation 125%

Buffer level 20%

Downside leverage 125%

Reference asset decline below buffer level

If, over the life of the investment, the reference asset depreciates more than the amount of the pre-specified protection level (“buffer”), then the structured investment will have leveraged downside return. This means that the investment return increases or decreases at a faster rate than that of the reference asset below the buffer . The full initial invested capital may be at risk if the value of the reference asset drops to zero. However, because of the buffer, this structure still outperforms a direct investment in the reference asset in all downside scenarios except for when the reference asset depreciates to zero.

Scenario 1: Reference asset declines by more than 20%

In this hypothetical scenario, the downside leverage factor is 125% and the buffer level is 20%. This means that at maturity if the reference asset declines more than 20%, an investor would lose 1.25% for every 1.00% decrease in the reference asset.

Payoff diagram at maturity

Investment Return

Leveraged downside

0% -20% 0%

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

How it works

Hypothetical Example

Reference Asset Depreciates

Reference Asset Appreciates

[GRAPHIC APPEARS HERE]

Investment Return

0%

0%

-20%

Leveraged downside

Change in reference asset value

In the hypothetical scenario, the downside leverage factor is 125% and the butter level is 20%. This means that at maturity if the reference asset declines more than 20%, an investor would lose 1.25% for every 1.00% decrease in the reference asset.

Reference asset declines, but does not decline past the buffer level

If, over the life of the investment, the reference asset depreciates but does not depreciate past the pre-specified protection level (“buffer”), then the payoff of the structured investment is equal to the initial principal invested.

Payoff diagram at maturity

Investment Return

Change in reference asset value

0%

-20%

0%

Principal protection

Scenario 2: Reference asset declines, but declines less than 20%

In this hypothetical scenario, the downside protection level is 20%. This means that as long as the reference asset does not decline more than 20%, an investor will receive 100% protection on this original investment at maturity.

Not for distribution to end investors

[GRAPHIC APPEARS HERE]

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Buffered SUPERTRACKSM Note with leverage downside:

Hypothetical Example

Reference Asset Appreciates

Initial Investment

Term to Maturity

Underlying

Upside Participation

Buffer level

Downside leverage

$1000

2 years

S&P 500 Index

125%

20%

125%

Reference asset appreciates

If, over the life of the investment, the reference asset appreciates, then the structured investment return will increase at the upside participation rate, which may be greater than, less than, or equal to that of the reference asset.

Payoff diagram at maturity

Investment Return

Change in reference asset value

0%

0%

Leverage Upside

Scenario 3: Reference asset appreciates

In this hypothetical scenario, the upside participation rate is 125%. This means that, if the reference asset appreciates, over the life of the investment an investor would gain 1.25% for every, 1.00% increase in the reference asset.

Introduction to Structured Investments

Principal Protected Note

Capped Buffered SUPERTRACKSM Note

Buffered SUPERTRACKSM Note with leverage downside

How It works

Hypothetical Example

Reference Asset Depreciates

Reference Asset Appreciates

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, the relevant prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.